     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 14, 2001

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                           ODYSSEY RE HOLDINGS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                   6719                                  52-2301683
      (STATE OR OTHER JURISDICTION             (PRIMARY STANDARD INDUSTRIAL                   (I.R.S. EMPLOYER
   OF INCORPORATION OR ORGANIZATION)           CLASSIFICATION CODE NUMBER)                 IDENTIFICATION NUMBER)

                            ------------------------

                           ODYSSEY RE HOLDINGS CORP.
               140 BROADWAY, 39TH FLOOR, NEW YORK, NEW YORK 10005
                                 (212) 978-4700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             DONALD L. SMITH, ESQ.
                                GENERAL COUNSEL
                           ODYSSEY RE HOLDINGS CORP.
               140 BROADWAY, 39TH FLOOR, NEW YORK, NEW YORK 10005
                                 (212) 978-4700

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

              BRICE T. VORAN, ESQ.                            PETER J. GORDON, ESQ.
              SHEARMAN & STERLING                           SIMPSON THACHER & BARTLETT
              599 LEXINGTON AVENUE                             425 LEXINGTON AVENUE
            NEW YORK, NEW YORK 10022                         NEW YORK, NEW YORK 10017
                 (212) 848-4000                                   (212) 455-2000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement No. 333-57642

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
               TITLE OF EACH CLASS OF                   PROPOSED MAXIMUM AGGREGATE           AMOUNT OF
             SECURITIES TO BE REGISTERED                    OFFERING PRICE (1)          REGISTRATION FEE (2)
--------------------------------------------------------------------------------------------------------------
 Common Stock, $.01 par value........................           $9,857,148                     $2,465
--------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

(2) Calculated pursuant to Rule 457.
                            ------------------------

                       STATEMENT PURSUANT TO RULE 462(B)

THE CONTENTS CONTAINED IN REGISTRATION STATEMENT NO. 333-57642 FILED WITH THE COMMISSION ON MARCH 26, 2001, AS AMENDED BY AMENDMENT NO. 1 THERETO FILED WITH THE COMMISSION ON MAY 4, 2001, AMENDMENT NO. 2 THERETO FILED WITH THE COMMISSION ON MAY 29, 2001, AMENDMENT NO. 3 THERETO FILED WITH THE COMMISSION ON JUNE 7, 2001 AND AMENDMENT NO. 4 THERETO FILED WITH THE COMMISSION ON JUNE 13, 2001, ARE INCORPORATED BY REFERENCE INTO, AND SHALL BE DEEMED PART OF, THIS REGISTRATION STATEMENT.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-1 filed by Odyssey Re Holdings Corp. with the Securities and Exchange Commission (File No. 333-57642) pursuant to the Securities Act of 1933, as amended, and declared effective on June 13, 2001 is incorporated by reference into this Registration Statement.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     All the exhibits filed with or incorporated by reference in Registration Statement on Form S-1 (No. 333-57642) are incorporated by reference into, and shall be deemed part of, this registration statement, except:

    EXHIBIT
    NUMBER   DESCRIPTION OF EXHIBIT
    -------  ----------------------

     5.1* Opinion of Shearman & Sterling as to the legality of the Common Stock.

    23.1*    Consent of Shearman & Sterling (included in its opinion in
             Exhibit 5.1).

    23.2*    Consent of PricewaterhouseCoopers LLP.

    23.3*    Consent of Ernst & Young LLP.

---------------

     * Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on June 13, 2001.

                                          ODYSSEY RE HOLDINGS CORP.

                                                  /s/ ANDREW A. BARNARD
                                          By:
                                          --------------------------------------

                                              Name: Andrew A. Barnard
                                              Title:  President and Chief
                                              Executive Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

                  SIGNATURE                                    TITLE                       DATE
                  ---------                                    -----                       ----
                      *                        Director and Principal Executive       June 13, 2001
---------------------------------------------  Officer
              Andrew A. Barnard

                      *                        Principal Financial and Accounting     June 13, 2001
---------------------------------------------  Officer
              Roland W. Jackson

                      *                        Director                               June 13, 2001
---------------------------------------------
                V. Prem Watsa

                      *                        Director                               June 13, 2001
---------------------------------------------
                James F. Dowd

                      *                        Director                               June 13, 2001
---------------------------------------------
             Winslow W. Bennett

                      *                        Director                               June 13, 2001
---------------------------------------------
               Robbert Hartog

                                               Director
---------------------------------------------
            Anthony F. Griffiths

                                               Director
---------------------------------------------
               Paul B. Ingrey

                                               Director
---------------------------------------------
               Courtney Smith

         *By: /s/ ROLAND W. JACKSON
   ---------------------------------------
              Attorney-in-fact

                               INDEX OF EXHIBITS

                                                                          SEQUENTIALLY
EXHIBIT                                                                     NUMBERED
NUMBER    DESCRIPTION OF EXHIBIT                                             PAGES
-------   ----------------------                                          ------------

 5.1* Opinion of Shearman & Sterling as to the legality of the Common Stock.

23.1*     Consent of Shearman & Sterling (included in its opinion in
          Exhibit 5.1).

23.2*     Consent of PricewaterhouseCoopers LLP.

23.3*     Consent of Ernst & Young LLP.

---------------

     * Filed herewith.